                            CHURCH & DWIGHT CO., INC.

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                       EMPLOYMENT TERMS FOR ANDY STEINBERG

                                    AGREEMENT
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
POSITION                -     Vice President, Corporate Secretary and General Counsel

SALARY                  -     At commencement of employment, base salary of $260,000 per annum
                        -     Sign-on bonus of $15,000 to be paid within the first 30 days of employment

ANNUAL INCENTIVE        -     Minimum: 0% of salary
                        -     Target: 45% of salary
                        -     Maximum: 90% of salary

                        -     For 2002, the annual incentive payable to Executive will be no less than
                              45% of base salary earned in 2002.

LONG-TERM INCENTIVES    -     An initial grant of 15,000 Church & Dwight Co., Inc. ("C&D") stock options at fair market value on the grant date, vesting in their entirety upon conclusion of three years, and exercisable over a ten-year term
                        -     Ongoing option grant amounts will be determined based on CHD's existing
                              Long-term Incentive Plan. Eligible to participate in CHD option grant. It is estimated that you will receive approximately 11,000 options at the then fair market value on the grant date (e.g.$260,000*1.4/$33 = 11,030).

BENEFITS, ETC.          -     Participation in all Company plans and programs (see plan
                              documents-attached) on similar terms and conditions as the Company's o senior executives

TERMINATION             -     Employment is at will
WITHOUT "CAUSE"         -     Base salary to date of termination
BY C&D, OR FOR          -     1.0x Base salary and annual incentive (at target), payable in 12 equal
"GOOD REASON"                 monthly installments
BY EXECUTIVE            -     Payment of deferred compensation
                        -     Continued health and life insurance for 12 months (or the Company will, at its option, pay the after-tax cost of securing similar benefits), subject to full offset upon Executive receiving benefits coverage from subsequent employer
                        -     Immediate vesting of benefits (including Company contributions) in Profit
                              Sharing and Saving Plans
                        -     In case of termination within one year of a Change in Control, or termination within one year of the appointment by CHD of a Chief Executive
                              Officer to replace Bob Davies, which person is not an Executive Officer of
                              CHD as of December 31, 2002, all unvested - immediately vest and become exercisable. These vested options will be exercisable for 30 days after the date of termination.


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
                            CHURCH & DWIGHT CO., INC.

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                       EMPLOYMENT TERMS FOR ANDY STEINBERG

TERMINATION DUE         -     Base salary to date of death
TO DEATH                -     Pro rata annual incentive for year of termination at target
                        -     Settlement of deferred compensation arrangements
                        -     Immediate vesting of benefits (including Company contributions) in Profit
                              Sharing and Savings Plans
                        -     Options vest and may be exercised pursuant to terms of the grant agreement and applicable plan

TERMINATION DUE         -     Base salary through date of Disability
TO DISABILITY           -     Pro rata annual incentive for year of termination at target
                        -     Retains employee status regarding benefits and deferral until earlier of age 65 or receipt of Deferred Compensation or Profit Sharing (see plan documents)
                        -     If recovers from Disability and not offered previous positions, treated as termination without "Cause"
                        -     If offered previous position and refuses without Good Reason, treated as
                              "Quit"
                        -     Options vest and may be exercised pursuant to the terms of the grant agreement and applicable plan

TERMINATION FOR         -     Base salary through date of termination
CAUSE                   -     Settlement of deferred compensation arrangements
                        -     Vested options exercisable for 30 days
                        -     Forfeiture of unexercised options and other outstanding awards

QUIT WITHOUT GOOD       -     Treated the same as a termination for "Cause"
REASON

EXECUTIVE'S             -     Unlimited non-disclosure of "confidential information", employment terms
OBLIGATIONS                   and employee information
                        -     Non-compete as specified for 24 months if terminated without "Cause", may be waived by Company upon written request by Executive unreasonably withheld by Company
                        -     Non-compete as specified for 24 months if terminated for "Cause"
                        -     Non-solicitation of CHD employees for 24 months
                        -     Non-disparagement (mutual)
                        -     All company materials must be returned prior to final day of employment
                        -     Injunctive relief in addition to other available remedies at law





DISPUTE                 -     Mandatory arbitration
RESOLUTION              -     New Jersey courts/laws
                        -     Executive's legal costs reimbursed unless action determined to be in bad faith or frivolous


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                            CHURCH & DWIGHT CO., INC.

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                       EMPLOYMENT TERMS FOR ANDY STEINBERG

                                    AGREEMENT
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--------------------------------------------------------------------------------

INDEMNIFICATION         -     As provided in the Company's by-laws
                              -     D&O coverage and total indemnification provided in by-laws for Officers and Directors

OTHER                   -     Executive to execute written release in form and substance satisfactory to the Company in exchange for all severance payments

                                                          DEFINITIONS
                        ----------------------------------------------------------------------------------

GOOD REASON             -     Decrease in base salary or target annual incentive below 45%
                        -     Any required relocation more than 35 miles from CHD headquarters (or then current work location)
                        -     After a Change in Control has occurred, any demotion in your title or significant adverse change in duties, authorities, response or reporting relationships
                        -     Material breach of this agreement by Company after receipt of written notice from Executive and which remains uncured for 30-day
                        -     Executive must act within 60 days of event giving rise to Good Reason

CHANGE IN CONTROL       -     Any person, group or entity acquires 50% or more of CHD's issued and outstanding voting equity
                        -     Director composition change of 50% or more over any 24-month period
                              (unapproved by 2/3's of "Incumbent Directors")
                        -     Merger, consolidation, sale of all or substantially all assets or other transaction approved by shareholders unless 50% or more ownership
                        -     The terms of employment specified herein shall survive a Change in Control

CAUSE                   -     Termination due to Executive's dishonesty, fraud, willful misconduct, or failure to substantially perform services (for any reason other than illness or incapacity) or breach of Executive's fiduciary responsibilities to the
                              Company

COMPETITION             -     Executive prohibited from employment with any business within a company or corporation which sells any products (i) that represent(in the aggregate) 20%
                              or more of such business' revenues and (ii) that compete with any products sold by the Company or any subsidiary thereof for which Executive was directly employed, and for which Executive would perform substantially similar employment function performed at CHD.

CONFIDENTIAL            -     All information concerning the business of CHD or any subsidiary or
INFORMATION                   division thereof relating to any of their products, product development, trade secrets, customers, suppliers, finances, and business plans and strategies other than information which properly of the public domain

DISABILITY              -     Executive qualifies as disabled under the C&D Long Term Disability or other applicable plan, program or policy


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